UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2020

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Arapahoe St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed on a prior Current Report on Form 8-K, on November 25, 2019, Akerna Corp., a Delaware corporation (“Akerna”) entered into a Stock Purchase Agreement (the “Agreement”) with substantially all of the shareholders (the “Shareholders”) of Solo Sciences, Inc., a Delaware corporation (“Solo”), Ashesh C. Shah, Lokesh Chugh and Palle Pedersen, each an adult individual (collectively, the “Shareholder Representatives”) and Solo, pursuant to which Akerna would acquire all right, title and interest in 80.40% of the issued and outstanding capital stock of Solo (calculated on a fully diluted basis), free and clear of all liens (the “Acquisition”). The initial consideration amount under the Agreement was 1,950,000 shares of the common stock of Akerna, to be issued without registration under the Securities Act in reliance on Regulation D thereunder, less 570,000 shares of the common stock of Akerna to be held in escrow subject to the satisfaction of certain conditions stipulated in the Agreement. This initial consideration may be subject to an adjustment no later than 120 days following the closing date.

On January 15, 2020, the Acquisition closed (the “Closing”).

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement. A copy of the Agreement is incorporated herein by reference. Pursuant to the Agreement, each of the Company, Solo and the Shareholder Representatives made customary representations, warranties and covenants. The representations, warranties and covenants were made by the parties to, and solely for the benefit of, each other and any expressly intended third party beneficiaries in the context of all of the terms and conditions of the Agreement and in the context of the specific relationship between the parties. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants.

On January 21, 2020, Akerna issued a press release (the “Press Release”) announcing the Closing. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Akerna undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Stock Purchase Agreement, dated November 25, 2019 (incorporated be reference to Exhibit 10.1 to the registrant’s Form 8-K filed on November 26, 2019 (File No. 001-39096)).
99.1	Press Release, dated January 21, 2020, relating to the Closing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer
Dated: January 21, 2020

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